Exhibit 21

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(As of December 31, 2005)

NAME	Type of Entity	Jurisdiction

Anatase Limited	corporation	England

Ashco, Inc.	corporation	Ohio

CUE Insurance Limited	corporation	Bermuda

DR Insurance Company	corporation	Kentucky

Equistar Bayport, LLC	limited liability	Delaware

Equistar Chemicals, LP	limited partnership	Delaware

Equistar Chemicals de Mexico, Inc.	corporation	Delaware

Equistar Funding Corporation	corporation	Delaware

Equistar Mont Belvieu Corporation	corporation	Delaware

Equistar Olefins Offtake, LP	limited partnership	Delaware

Equistar Olefins Offtake G.P., LLC	limited liability	Delaware

Equistar Olefins G.P., LLC	limited liability	Delaware

Equistar Polyproylene, LLC	limited liability	Delaware

Equistar Receivables, LLC	limited liability	Delaware

Equistar Receivables II, LLC	limited liability	Delaware

Equistar Transportation Company, LLC	limited liability	Delaware

Eurogen C.V.	limited partnership	Netherlands

Glidco Inc.	corporation	Delaware

H.W. Loud Co.	corporation	California

KIC Ltd.	corporation	Bermuda

LaPorte Methanol Company, L.P.	limited partnership	Delaware

LRC Holdings GP LLC	limited liability	Delaware

LRC Holdings LP LLC	limited liability	Delaware

LRP Holdings LP LLC	limited liability	Delaware

Lyondell Asia Pacific, Ltd.	corporation	Delaware

Lyondell Bayer Manufacturing Maasvlakte VOF	general partnership	Netherlands

Lyondell Bayport, LLC	limited liability	Delaware

Lyondell Centennial Corp.	corporation	Delaware

Lyondell Chemical Central Europe Ges.m.b.H.	corporation	Austria

Lyondell Chemical Delaware Company	corporation	Delaware

Lyondell Chemical (Deutschland) GmbH	corporation	Germany

Lyondell Chemical Espana Co.	corporation	Delaware

Lyondell Chemical Europe, Inc.	corporation	Delaware

Lyondell Chemical Holding Company	corporation	Delaware

Lyondell Chemical International Company	corporation	Delaware

Lyondell Chemical Italia S.r.L.	corporation	Italy

Lyondell Chemical Nederland, Ltd.	corporation	Delaware

Lyondell Chemical Overseas Services, Inc.	corporation	Delaware

Lyondell Chemical Pan America, Inc.	corporation	Delaware

Lyondell Chemical Products Europe, Inc.	corporation	Delaware

Lyondell Chemical Properties, L.P.	limited partnership	Delaware

Lyondell Chemical Technology 1 Inc.	corporation	Delaware

Lyondell Chemical Technology 2 Inc.	corporation	Delaware

Lyondell Chemical Technology 3 Inc.	corporation	Delaware

Lyondell Chemical Technology 4 Inc.	corporation	Delaware

Lyondell Chemical Technology 5 Inc.	corporation	Delaware

Lyondell Chemical Technology 6 Inc.	corporation	Delaware

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(As of December 31, 2005)

NAME	Type of Entity	Jurisdiction

Lyondell Chemical Technology 7 Inc.	corporation	Delaware

Lyondell Chemical Technology 8 Inc.	corporation	Delaware

Lyondell Chemical Technology, L.P.	limited partnership	Delaware

Lyondell Chemical Technology Management, Inc.	corporation	Delaware

Lyondell Chemical Wilmington, Inc.	corporation	Delaware

Lyondell Chemie International B.V.	private limited	Netherlands

Lyondell Chemie Investment Nederland B.V.	private limited	Netherlands

Lyondell Chemie Nederland B.V.	private limited	Netherlands

Lyondell Chemie (PO11) B.V.	private limited	Netherlands

Lyondell Chemie (POSM) B.V.	private limited	Netherlands

Lyondell Chemie Utilities B.V.	private limited	Netherlands

Lyondell Chimie France Corporation	corporation	Delaware

Lyondell Chimie France SNC	partnership	France

Lyondell Chimie TDI SCA	limited partnership	France

LYONDELL-CITGO Refining LP	limited partnership	Delaware

Lyondell-DNT Limited Partnership	limited partnership	Delaware

Lyondell-Equistar Holdings Partners	general partnership	Delaware

Lyondell Funding II, LLC	limited liability	Delaware

Lyondell France, Inc.	corporation	Delaware

Lyondell General Methanol Company	corporation	Delaware

Lyondell Greater China Holdings Limited	corporation	China

Lyondell Greater China, Ltd.	corporation	Delaware

Lyondell Intermediate Holding Company	corporation	Delaware

Lyondell Investigations, LLC	limited liability	Delaware

Lyondell Japan, Inc.	corporation	Japan

Lyondell Limited Methanol Company	corporation	Delaware

Lyondell (Pelican) Petrochemical L.P.1, Inc.	corporation	Delaware

Lyondell LP4 Inc.	corporation	Delaware

Lyondell Petrochemical L.P. Inc.	corporation	Delaware

Lyondell PO11 C.V.	limited partnership	Netherlands

Lyondell POJVGP, LLC	limited liability	Delaware

Lyondell POTechGP, Inc.	corporation	Delaware

Lyondell POTechLP, Inc.	corporation	Delaware

Lyondell Quimica do Brasil, Ltda.	corporation	Brazil

Lyondell Refining GP, LLC	limited liability	Delaware

Lyondell Refining LP, LLC	limited liability	Delaware

Lyondell Refining Company LP	limited partnership	Delaware

Lyondell Refining Partners, LP	limited partnership	Delaware

Lyondell LP3 GP, LLC	limited liability	Delaware

Lyondell LP3 Partners, LP	limited partnership	Delaware

Lyondell POJV Partner 1 GP, LLC	limited liability	Delaware

Lyondell POJV Partner 2 GP, LLC	limited liability	Delaware

Lyondell POJV Partner 3 GP, LLC	limited liability	Delaware

Lyondell POJV Partners 1, LP	limited partnership	Delaware

Lyondell POJV Partners 2, LP	limited partnership	Delaware

Lyondell POJV Partners 3, LP	limited partnership	Delaware

Lyondell South Asia PTE Ltd.	corporation	Singapore

Lyondell Thailand, Ltd.	corporation	Delaware

MHC Inc.	corporation	Delaware

Millennium America Holdings Inc.	corporation	Delaware

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(As of December 31, 2005)

NAME	Type of Entity	Jurisdiction

Millennium America Inc.	corporation	Delaware

Millennium Australind Ltd.	private limited	United Kingdom

Millennium Bunbury Pty. Ltd.	proprietary limited	Australia

Millennium Chemicals Inc.	corporation	Delaware

Millennium Chemicals LeHavre SAS	corporation	France

Millennium Chemicals Thann SAS	corporation	France

Millennium Chemicals UK Holdings Limited	private limited	United Kingdom

Millennium DNC Inc.	corporation	Delaware

Millennium Grimsby Ltd.	private limited	United Kingdom

Millennium HMR Ltd.	corporation	Bermuda

Millennium Holdings Brasil Ltda.	corporation	Brazil

Millennium Holdings, LLC	limited liability	Delaware

Millennium Inorganic Chemicals (Bermuda) Limited	exempt company	Bermuda

Millennium Inorganic Chemicals do Brasil S.A.S.	public holding	Brazil

Millennium Inorganic Chemicals Europe SPRL	limited liability	Belgium

Millennium Inorganic Chemicals Inc.	corporation	Delaware

Millennium Inorganic Chemicals (Korea) Limited	corporation	Korea

Millennium Inorganic Chemicals Limited	private limited	United Kingdom

Millennium Inorganic Chemicals Ltd.	limited corporation	Australia

Millennium Inorganic Chemicals S.A.S.	corporation	France

Millennium Inorganic Chemicals Srl	limited liability	Italy

Millennium JCM Ltd.	exempt company	Bermuda

Millennium Lincolnshire Limited	corporation	United Kingdom

Millennium Methanol GP Inc.	corporation	Delaware

Millennium Methanol LP Inc.	corporation	Delaware

Millennium Overseas Holdings Limited	private limited	United Kingdom

Millennium Performance Chemicals (Advanced Ceramics) Pty. Ltd.	proprietary limited	Australia

Millennium Petrochemical Corporation Limited	private limited	United Kingdom

Millennium Petrochemicals Europe B.V.	private limited	Netherlands

Millennium Petrochemicals GP LLC	limited liability	Delaware

Millennium Petrochemicals Inc.	corporation	Virginia

Millennium Petrochemicals LP LLC	limited liability	Delaware

Millennium Petrochemicals Partners, LP	limited partnership	Delaware

Millennium Petrochemicals SAT, LLC	limited liability	Delaware

Millennium Pigments Inc.	corporation	Delaware

Millennium RB Partners, L.P.	limited partnership	Bermuda

Millennium Specialty Chemicals Inc.	corporation	Delaware

Millennium Stallingborough Ltd.	private limited	United Kingdom

Millennium Thann Unlimited	private unlimited	United Kingdom

Millennium US Op Co, LLC	limited liability	Delaware

Millennium Worldwide Holdings I Inc.	corporation	Delaware

Millennium Worldwide Holdings II Inc.	corporation	Delaware

Millennium Worldwide Holdings III Inc.	partnership	Australia

National Distillers and Chemical Corporation	corporation	Delaware

NDCC International II Inc.	corporation	Delaware

Nihon Oxirane Co., Ltd.	corporation	Japan

Novolen Technology Holdings C.V.	partnership	Netherlands

Olefins JV, LP	limited partnership	Delaware

Optyxx LLC	limited liability	Delaware

LYONDELL CHEMICAL COMPANY

SUBSIDIARIES

(As of December 31, 2005)

NAME	Type of Entity	Jurisdiction

PD Glycol	corporation	Texas

PO JV, LP	limited partnership	Delaware

PO Offtake, LP	limited partnership	Delaware

POSM Delaware, Inc.	corporation	Delaware

POSM II Limited Partnership, L.P.	limited partnership	Delaware

POSM II Properties Partnership, L.P.	limited partnership	Delaware

Quantum Acceptance Corporation	corporation	Delaware

Quantum Chemical Corporation	corporation	Delaware

Quantum Pipeline Company	corporation	Illinois

Rutile Holdings Limited	private limited	England

SCMC B.V.	private limited	Netherlands

SCM Chemicals Inc.	corporation	Delaware

SCM Chemicals (Nominees) Pty. Ltd.	proprietary limited	Australia

SCM Chemicals (Nominees 2) Pty. Ltd.	proprietary limited	Australia

SCM Europe S.A.	corporation	Belgium

Shanghai Millennium Chemicals Trading Ltd.	corporation	China

Sinclair Insurance Company Ltd.	corporation	Bermuda

Smith Corona Marchant Finance A.G.	corporation	Switzerland

Societe Immobiliere de la Cote	corporation	France

Steamelec B.V.	limited liability	Netherlands

Suburban Propane GP, Inc.	corporation	Delaware

Technology JV, LP	limited partnership	Delaware

Thann Chimie SNC	corporation	France

U.S. Industries Worldwide Corporation	corporation	Panama